UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2010
FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 818-7500
(Former name or former address, if changed since last report.)
FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7806	71-0427007

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 369-3600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION.

Item 2.02.	Results of Operations and Financial Condition.
Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s press release, dated June 16, 2010, announcing its and its wholly owned subsidiary Federal Express Corporation’s financial results for the fiscal quarter and year ended May 31, 2010. The press release is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. The information in the release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Judith L. Estrin has provided notice of her decision to retire from the Board of Directors of FedEx Corporation, effective immediately before the annual meeting of FedEx’s stockholders on September 27, 2010, and not stand for reelection.
SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

99.1	Press Release of FedEx Corporation dated June 16, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation
Date: June 16, 2010	By:	/s/ HERBERT C. NAPPIER
Herbert C. Nappier
Staff Vice President and Corporate Controller

Federal Express Corporation
Date: June 16, 2010	By:	/s/ J. RICK BATEMAN
J. Rick Bateman
Vice President and Worldwide Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of FedEx Corporation dated June 16, 2010.

E-1